Mar. 15, 2024
MFS Municipal Limited Maturity Fund
MFS® Municipal Limited Maturity Fund
SUPPLEMENT TO THE PROSPECTUS Supplement dated March 15, 2024, to the Prospectus dated August 28, 2023.
MFS® Municipal Limited Maturity Fund

Effective immediately, the footnote “#” to the table entitled “Shareholder Fees (fees paid directly from your investment)” under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase. Effective May 1, 2024, the CDSC for Class A shares is changed to 0.75% for all Class A share purchases made on or after that date. For Class A shares purchased prior to May 1, 2024, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.